SECURITIES AND EXCHANGE COMMISSION
                          WASHINGTON, D.C.  20549


                                  FORM 8-K


                               CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF
                    THE SECURITIES EXCHANGE ACT OF 1934



              Date of Report (Date of earliest event reported)
                             February 11, 2000
              ________________________________________________

                     Miami Computer Supply Corporation
           ______________________________________________________
           (Exact name of registrant as specified in its charter)

           Ohio                     000-21561                  31-1001529
_____________________________________________________________________________
(State or other jurisdiction (Commission File Number)      (IRS Employer
   of incorporation)                                      Identification No.)


4750 Hempstead Station Drive, Dayton, Ohio                      45429
_____________________________________________________________________________
(Address of principal executive offices)                     (Zip Code)


     Registrant's telephone number, including area code:  (937) 291-8282
                                                          _______________

                                     N/A
_____________________________________________________________________________
       (Former name or former address, if changed since last report)



Form 8-K
February 14, 2000
Page 2


ITEM 6.   RESIGNATIONS OF REGISTRANT'S DIRECTORS.
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          On February 14, 2000, Miami Computer Supply Corporation (the
          "Company") announced that Michael E. Peppel, President and Chief Executive Officer, succeeded Anthony Liberati as Chairman of the Board of Directors, who resigned from the Board on February 11, 2000. Mr. Liberati resigned for personal reasons. Mr. Liberati will remain on the Board of Directors of the Company's Internet subsidiary, Zengine, Inc. Richard L. Posen, a partner with the New York law firm of Wilkie Farr & Gallagher, was elected to fill the seat vacated by Mr. Liberati.

          The Registrant issued a press release relating to this matter on February 14, 2000. See Exhibit 99.

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.
-------   -------------------------------------------------------------------
               (a)  Financial Statements

                    No financial statements are required.

               (b)  Pro Forma Financial Information

                    No pro forma financial information is required.

               (c)  Exhibits

                    No.       Description
                    ---       -----------
                    99        Press Release, dated February 14, 2000



Form 8-K
February 14, 2000
Page 3


                                 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                MIAMI COMPUTER SUPPLY CORPORATION



                                   /s/ Ira H. Stanley
                                ----------------------------------
                              By:  Ira H. Stanley
                                   Chief Financial Officer
Date: February 14, 2000